UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 21, 2012

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 N Broadway, Oklahoma City, OK	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following unaudited financial information is being provided as of the filing date of this Report, pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure." Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

BANCFIRST CORPORATION

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

(Unaudited)

	December 31,
	2011	2010
ASSETS
Cash and due from banks	$163,698	$93,059
Interest-bearing deposits with banks	1,544,035	1,111,020
Federal funds sold	400	41,207
Securities (market value: $615,458 and $744,432, respectively)	614,977	743,803
Loans:
Total loans (net of unearned interest)	3,013,498	2,811,964
Allowance for loan losses	(37,656)	(35,745)
Loans, net	2,975,842	2,776,219
Premises and equipment, net	111,355	97,796
Other real estate owned, net	16,109	22,956
Intangible assets, net	14,219	11,610
Goodwill	44,545	44,548
Accrued interest receivable	18,662	21,914
Other assets	104,983	96,117
Total assets	$5,608,825	$5,060,249
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$1,704,996	$1,318,431
Interest-bearing	3,332,739	3,185,323
Total deposits	5,037,735	4,503,754
Short-term borrowings	8,274	7,250
Accrued interest payable	2,710	3,235
Long-term borrowings	18,476	34,265
Other liabilities	22,506	24,285
Junior subordinated debentures	36,083	28,866
Total liabilities	5,125,784	4,601,655
Stockholders’ equity:
Senior preferred stock, $1.00 par; 10,000,000 shares authorized; none issued	—	—
Cumulative preferred stock, $5.00 par; 900,000 shares authorized; none issued	—	—
Common stock, $1.00 par; 20,000,000 shares authorized; shares issued and outstanding: 15,117,430 and 15,368,717, respectively	15,118	15,369
Capital surplus	77,462	73,040
Retained earnings	381,017	361,680
Accumulated other comprehensive income, net of income tax of $5,084 and $4,551, respectively	9,444	8,505
Total stockholders’ equity	483,041	458,594
Total liabilities and stockholders’ equity	$5,608,825	$5,060,249

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BANCFIRST CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Year Ended December 31,
	2011	2010	2009
INTEREST INCOME
Loans, including fees	$164,108	$154,822	$152,731
Securities:
Taxable	12,321	12,359	13,419
Tax-exempt	1,878	1,243	1,398
Federal funds sold	48	12	1
Interest-bearing deposits with banks	3,537	2,462	2,240
Total interest income	181,892	170,898	169,789
INTEREST EXPENSE
Deposits	21,871	26,081	36,508
Short-term borrowings	58	6	11
Long-term borrowings	882	61	—
Junior subordinated debentures	2,184	1,993	1,966
Total interest expense	24,995	28,141	38,485
Net interest income	156,897	142,757	131,304
Provision for loan losses	4,515	2,954	10,389
Net interest income after provision for loan losses	152,382	139,803	120,915
NONINTEREST INCOME
Trust revenue	6,672	6,288	5,826
Service charges on deposits	42,683	39,343	37,096
Securities transactions	1,598	324	336
Income from sales of loans	2,015	2,942	2,779
Insurance commissions	10,457	8,543	6,979
Cash management	7,430	6,536	8,476
Gain on sale of other assets	3	379	213
Other	6,103	5,583	5,176
Total noninterest income	76,961	69,938	66,881
NONINTEREST EXPENSE
Salaries and employee benefits	92,231	82,359	79,019
Occupancy and fixed assets expense, net	10,128	9,050	8,346
Depreciation	8,014	7,424	7,520
Amortization of intangible assets	1,668	1,107	920
Data processing services	4,942	4,352	3,636
Net expense from other real estate owned	958	948	366
Marketing and business promotion	6,552	5,887	5,529
Deposit insurance	3,674	5,722	7,833
Other	30,479	27,246	25,948
Total noninterest expense	158,646	144,095	139,117
Income before taxes	70,697	65,646	48,679
Income tax expense	25,076	23,337	16,070
Net income	$45,621	$42,309	$32,609
NET INCOME PER COMMON SHARE
Basic	$2.99	$2.76	$2.13
Diluted	$2.93	$2.70	$2.09
OTHER COMPREHENSIVE INCOME
Unrealized gains (losses) on securities net of tax of $(763), $1,265 and $1,862, respectively	1,367	(2,334)	(3,421)
Reclassification adjustment for gains included in net income net of tax of $230, $99 and $126, respectively	(428)	(184)	(233)
Other comprehensive income (loss), net of tax of $(533), $1,364 and $1,988, respectively	939	(2,518)	(3,654)
Comprehensive income	$46,560	$39,791	$28,955

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BancFirst Corporation
(Registrant)

February 21, 2012
/s/ Joe T. Shockley, Jr.
Joe T. Shockley, Jr.
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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